                                                                  EXHIBIT 10.27

                                 AMENDMENT NO. 1
                                       TO
                                  OEM AGREEMENT
                                      DATE
                                     BETWEEN
        RED-BEND LTD. (FORMERLY EMONY LTD.) AND BACKWEB TECHNOLOGIES LTD.


This Amendment No. 1 (the "Amendment") serves to amend the OEM Agreement (the "Agreement") between Red-Bend Ltd. Co. No. 51-260506-4 (formerly Emony Ltd.) ("Emony") and BackWeb Technologies Ltd. ("BackWeb"), which Agreement has an effective date of August 30 [sic], 2001.

The parties hereto hereby amend the Agreement as follows:

1. In Section 5.5, after the first sentence, insert instead the following sentence as a new second sentence:

        "The license and technical support fees specified in Section 5.1 above, shall be due and payable by Red-Bend to BackWeb as follows:

        Amount of Payment         Payment Due
        -----------------         -----------
        $350,000.00               net 45 days from Invoice date
        $150,000.00               net 180 days from Invoice date

2. Except as set forth above, the Agreement otherwise remains in full force and effect with respect to all other terms and conditions.

3. The effective date of this Amendment is September 28, 2001.


RED-BEND LTD.                                BACKWEB TECHNOLOGIES LTD.
(FORMERLY EMONY LTD.)

By: /s/ YORAM SALINGER                       By: /s/ KIMBERLEE S. BOGEN
    ----------------------------------           ------------------------------

Name: Yoram Salinger                         Name: Kimberlee S. Bogen
      --------------------------------             ----------------------------

Title: C.E.O.                                Title: General Counsel
       -------------------------------              ---------------------------